Supplement to the
Fidelity® Advisor Strategic Income Fund Class A, Class T,
Class B, and Class C
April 10, 2008
Prospectus

The following information replaces similar information found under the "Fee Table" heading in the "Fund Summary" section on page 7.


Class A

Class T

Class B

Class C


Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

Sell All Shares

Hold Shares

1 year	$ 501	$ 501	$ 497	$ 497	$ 677	$ 177	$ 281	$ 181
3 years	$ 715	$ 715	$ 703	$ 703	$ 848	$ 548	$ 560	$ 560
5 years	$ 946	$ 946	$ 925	$ 925	$ 1,144	$ 944	$ 964	$ 964
10 years	$ 1,609	$ 1,609	$ 1,564	$ 1,564	$ 1,776A	$ 1,776A	$ 2,095	$ 2,095

A Reflects conversion to Class A shares after a maximum of seven years.

The following information replaces the biographical information for Derek Young found in the "Fund Management" section on page 32.

Joanna Bewick is co-manager of Advisor Strategic Income Fund, which she has managed since April 2008. She also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Ms. Bewick has worked as a fixed income research analyst and as senior vice president of Strategic Services. In 2006, she left Fidelity and joined JP Morgan Asset Management as a vice president and fixed income analyst. Ms. Bewick returned to Fidelity in 2007 as a portfolio manager.

Derek Young is co-manager of Advisor Strategic Income Fund, which he has managed since July 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

SI-08-02 November 5, 2008
1.743365.127